BED BATH & BEYOND 1 Mark Tritton, President & Chief Executive Officer Gustavo Arnal, Executive Vice President, Chief Financial Officer First Quarter Fiscal 2022 Earnings Presentation June 29, 2022 (PERIOD ENDING May 28, 2022) Second Quarter Fiscal 2022 Earnings Presentation September 29, 2022 (PERIOD ENDING AUGUST 27, 2022) DRAFT - RESTRICTED & CONFIDENTIAL Second Quarter Fiscal 2022 Earnings Presentation September 29, 2022 (PERIOD ENDING AUGUST 27, 2022)

BED BATH & BEYOND 2 This presentation contains forward-looking statements within the meaning of Section 21 E of the Securities Exchange Act of 1934 including, but not limited to, our progress and anticipated progress towards our long-term objectives, as well as more generally the status of our future liquidity and financial condition and our outlook for our 2022 Fiscal third quarter, 2022 Fiscal fourth quarter and 2022 Fiscal year. Many of these forward-looking statements can be identified by use of words such as may, will, expect, anticipate, approximate, estimate, assume, continue, model, project, plan, goal, preliminary, and similar words and phrases, although the absence of those words does not necessarily mean that statements are not forward-looking. Our actual results and future financial condition may differ materially from those expressed in any such forward-looking statements as a result of many factors. Such factors include, without limitation: general economic conditions including the recent supply chain disruptions, labor shortages, wage pressures, rising inflation and the ongoing military conflict between Russia and Ukraine; challenges related to our relationships with our suppliers, including the failure of our suppliers to supply us with the necessary volume and type of products; the impact of cost-saving measures; our inability to generate sufficient cash to service all of our indebtedness or our ability to access additional capital; our inability to complete our expected credit financings; changes to our credit rating or the terms on which vendors or others will provide us credit; the impact of strategic changes, including the reaction of customers to such changes; a challenging overall macroeconomic environment and a highly competitive retailing environment; risks associated with the ongoing COVID-19 pandemic and the governmental responses to it, including its impacts across our businesses on demand and operations, as well as on the operations of our suppliers and other business partners, and the effectiveness of our and governmental actions taken in response to these risks; changing consumer preferences, spending habits and demographics; demographics and other macroeconomic factors that may impact the level of spending for the types of merchandise sold by us; challenges in executing our omni- channel and transformation strategy, including our ability to establish and profitably maintain the appropriate mix of digital and physical presence in the markets we serve; our ability to successfully execute our store fleet optimization strategies, including our ability to achieve anticipated cost savings and to not exceed anticipated costs; our ability to execute on any additional strategic transactions and realize the benefits of any acquisitions, partnerships, investments or divestitures; disruptions to our information technology systems, including but not limited to security breaches of systems protecting consumer and employee information or other types of cybercrimes or cybersecurity attacks; damage to our reputation in any aspect of our operations; the cost of labor, merchandise, logistical costs and other costs and expenses; potential supply chain disruption due to trade restrictions or otherwise, and other factors such as natural disasters, pandemics, including the COVID-19 pandemic, political instability, labor disturbances, product recalls, financial or operational instability of suppliers or carriers, and other items; inflation and the related increases in costs of materials, labor and other costs; inefficient management of relationships and dependencies on third-party service providers; our ability to attract and retain qualified employees in all areas of the organization; unusual weather patterns and natural disasters, including the impact of climate change; uncertainty and disruptions in financial markets; volatility in the price of our common stock and its effect, and the effect of other factors, including the COVID-19 pandemic, on our capital allocation strategy; changes to statutory, regulatory and other legal requirements or deemed noncompliance with such requirements; changes to accounting rules, regulations and tax laws, or new interpretations of existing accounting standards or tax laws; new, or developments in existing, litigation, claims or assessments; and a failure of our business partners to adhere to appropriate laws, regulations or standards. Except as required by law, we do not undertake any obligation to update our forward-looking statements. Forward Looking Statements

BED BATH & BEYOND 3 Agenda  Key Highlights  Q2’22 Results (ending August 27th)  Strategic Update  Outlook Commentary  Appendix

BED BATH & BEYOND 4 Second Quarter Highlights  Consistent with our recent communication, Net Sales of approx. $1.44B and Comparable1 sales of (26)%  Bed Bath & Beyond banner Comparable1 Sales decline of (28)% reflecting legacy merchandise assortment, out of stocks, and continued trends in customer traffic  buybuy BABY Comparable1 Sales decline in the high-teens compared to high-teens growth last year; held market share relative to mass market retailers  Launch of Welcome Rewards™ during the quarter with current membership of more than 6.3 million, including 30% increase in new members  GAAP and Adjusted Gross Margin of 27.7%  Adj. Gross Margin reflects 260bps of negative impact from accelerated inventory clearance activity at the BB&B banner  Includes 100bps of transient supply chain-related port fees which the Company expects to recede by year-end  Double-Digit improvement in Inventory to Net Sales gap versus last quarter  Support from our supplier partners remains solid with payables considerably healthier vs. prior quarter  Current liquidity of $0.85 billion, including recently completed financing  ATM offering recently launched with approximately three million shares sold for proceeds of approximately $30 million  Aligned and focused on driving continued sequential improvement with strengthened financial position Q2’FY22 RESULTS PERIOD ENDING AUGUST 27, 2022

5BED BATH & BEYOND Q2’22 RESULTS

BED BATH & BEYOND 6 Total Comp1 Sales vs. Q2’21 -26% Net Sales $1.44B Adj. Gross Margin2 27.7% Adj. EBITDA2 ($168)M Total Liquidity $0.5B (Current Liquidity $0.85B) Second Quarter Results – Key Financial Metrics BB&B: -28% bbBABY: -High Teens% Q2’FY22 RESULTS PERIOD ENDING AUGUST 27, 2022 Banner Comp Sales vs. Q2’21

BED BATH & BEYOND 7 Comparable Sales -28% -2% -26% Net Sales to Comparable Sales vs. LY (Q2’22 vs. Q2’21) • Total Net Sales decline of -28%, including -2% impact from previous store fleet optimization • Comparable1 sales decline of -26% primarily driven by legacy merchandise assortment, out of stocks, and continued trends in customer traffic at the Bed Bath & Beyond banner • Bed Bath & Beyond: -28% • buybuy BABY: –High Teens% compared to +High Teens% growth last year Fleet Optimization Stores -28% Digital -22% Q2’FY22 RESULTS PERIOD ENDING AUGUST 27, 2022 Fleet Optimization Total Net Sales Comparable Sales1

BED BATH & BEYOND 8 Q2’22 Adj. Gross Margin Q2’21 Adj. Gross Margin Q2’22 Adj. Gross Margin (excl. transient costs) Product Margin +100bps Supply Chain Costs -380bps Supply Chain Costs -100bps 27.7% 34.0% 31.3% Note: numbers may not foot due to rounding *Not expected to continue longer term Adjusted2 Gross Margin Bridge – Q2’21 to Q2’22 • Adj. Gross Margin2 of 27.7% reflects (-260bps) of accelerated clearance activity resulting in double-digit improvement in Inventory to Net Sales gap vs. Q1’22 • Adj. Gross Margin2 also reflects approx. (-100bps) of supply chain-related port fees, which the Company does not expect will continue beyond FY22 • Excluding the aforementioned (-360bps) of items, Adj. Gross Margin2 of 31.3% Q2’FY22 RESULTS PERIOD ENDING AUGUST 27, 2022 -360bps transient* Accelerated Inventory Clearance -260bps -280bps [Port-Related Fees]

BED BATH & BEYOND 9 Q1’22 Total Cash & Investments $0.2B Operating Cash Flow ($0.2B) Investing & Financing Cash Flow2 $0.2B Q2’22 Total Cash & Investments $0.2B Cash Flow & Liquidity Q2’FY22 RESULTS PERIOD ENDING AUGUST 27, 2022 ¹ As presented on August 31, 2022 update with financing closed on September 1, 2022 2 As of Q2’22 and inclusive of $550.0M of borrowings and $136.4M of outstanding Letters of Credit  As of Q2’22: Operating Cash Flow of ($0.2B) and Capex of ($0.1B) drove Free Cash Flow of ($0.3B) as previously announced  On August 31, 2022, Company secured more than $500M of new financing o Expanded ABL facility to $1.13B o New FILO loan of $375M  Enhanced liquidity has supported immediate priorities, including rebalancing assortment and inventory to drive traffic and vendor support  Liquidity of $0.85B as of fiscal September, net of repayments and borrowings subsequent to Q2’22  Recently Launched ATM to provide incremental flexibility o Program-to-date: 3M of 12M shares for approx. $30M Capex ($120M) Borrowings $350M Total Cash & Investments $0.2B Total Cash & Investments $0.2B ABL Availability² $0.3B ABL Availability² $0.3B Incremental ABL Availability $0.1B NEW FILO Proceeds $0.4B Q2’22 Liquidity Pro Forma Liquidity¹ as of 9/1/22 $0.5B of incremental liquidity Approx. $1.0B Approx. $0.5B

10BED BATH & BEYOND STRATEGIC UPDATE

BED BATH & BEYOND 11 Recapturing market share by better serving our customers through an exceptional shopping experience BUSINESS & STRATEGY UPDATE  Leveraging new Brand org structure to drive sales and recapture market share across both Stores and Digital o Deploying new H.O.M.E. customer experience model o Launching upgraded mobile app in 2H22  ‘Welcome Back, Welcome Home’ launched in mid- September to signal increased focus on National Brands o Improved sales trends where in-stock positions and visual merchandising have improved, particularly in certain National Brands and seasonal categories  In-stock levels in key National Brands categories to improve sequentially o Clear through excess Owned Brands inventory  Continue robust couponing to drive value messaging  Welcome Rewards™: 6.3M total members, reflecting a 1.3M increase since August-end update o More frequent purchases and higher transaction values across all three banners

BUSINESS & STRATEGY UPDATE

buybuyBABY

Driving Growth Through buybuy BABY's Differentiated Customer Offering

- Offering customers unique products and services to drive organic growth
  - Working with new and well-known National Brands to secure exclusive items and lines
  - Launching Owned Brands in 2H22 in adjacent, white space categories
- Increasing our customer engagement through service offerings and partnerships
  - In September 2022, hosted PregoExpo in Garden City, NY drawing more than 700 guests in-store
  - Expanding Registry Insiders events to full chain
- Baby registry re-launch in 2H22
  - New 'Welcome to Parenthood' marketing for registry sign-ups beginning in Q3'22
  - Full re-launch of Registry services in Q4'22 to capitalize on peak registry season (Jan-Mar)
- Investing in future growth
  - 14 new store openings remain on track for FY22


We're here for everything you expected, and everything you didn't.
(Like this handy box for mementos and memories, because those early days are a blur!)
welcome to parenthood
buybuyBABY
9
months
date:
what's new:
current family vibe:
most unexpected discovery:
fave memory so far:

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13BED BATH & BEYOND OUTLOOK COMMENTARY

FISCAL 2022

OUTLOOK COMMENTARY

Qualitative Guidance		FISCAL 2022
	Comp Sales vs. LY	**Decline in 20% Range; Improvement in 2H vs. 1H** (early Q3'QTD trends similar to Q2 largely as anticipated and reflective of ongoing management of legacy inventory)
	Adjusted SG&A	**Approx. $250M below LY reflecting Cost Optimization in 2H22** (approx. $500M annualized)
	Capital Expenditures	**Approx. $250M vs. originally planned $400M**
	Cash Flow	**Breakeven by end of 2H22**

Key Assumptions:

- New 150 store closures program announced on 8/31/22
  - Minimum of 100 stores to be closed by the end of FY22
- 14 new buybuy BABY stores (as initiated earlier this year) remain on track for FY22

Note: Adj. gross margin, adj. SG&A, adj, EBITDA, Free Cash Flow & adj. EPS are non-GAAP financial measures. For a reconciliation to comparable GAAP measures, see Appendix of this presentation.

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BED BATH & BEYOND 15 1 Comparable Sales reflects the year-over-year change in sales from the Company's retail channels, including stores and digital, that have been operating for twelve full months following the opening period (typically six to eight weeks). Comparable Sales excludes the impact of the Company's store network optimization program. 2 Adjusted items refer to comparable sales as well as financial measures that are derived from measures calculated in accordance with GAAP, which have been adjusted to exclude certain items. Adjusted Gross Margin, Adjusted SG&A, Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted EPS - Diluted are non-GAAP financial measures. For more information about non-GAAP financial measures, see “Non-GAAP Information” below. 3 Total Liquidity includes cash & investments and availability under the Company’s asset-based revolving credit facility. The following table reconciles non-GAAP financial measures presented in this presentation or that may be presented on the Company’s second quarter conference call with analysts and investors. The Company believes that these non-GAAP financial measures provide management, analysts, investors and other users of the Company’s financial information with meaningful supplemental information regarding the performance of the Company’s business. These non-GAAP financial measures should not be considered superior to, but in addition to other financial measures prepared by the Company in accordance with GAAP, including comparisons of year-to-year results. The Company’s method of determining these non-GAAP financial measures may be different from other companies’ methods and, therefore, may not be comparable to those used by other companies. As such, the Company does not recommend the sole use of these non-GAAP measure to assess its financial and earnings performance. For reasons noted above, the Company is presenting certain non-GAAP financial measures for its Fiscal 2022 second quarter. In order for investors to be able to more readily compare the Company’s performance across periods, the Company has included comparable reconciliations for the 2021 period in the reconciliation tables below. The Company is not providing a reconciliation of its guidance with respect to Adjusted EBITDA and Adjusted SG&A because the Company is unable to provide this reconciliation without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Non-GAAP Information Footnotes

BED BATH & BEYOND 16 Three Months Ended August 27, 2022 Excluding Reported Loss on Sale of Businesses Loss on extinguishment of debt Restructuring and Transformation Expenses Impairments charges Total income tax impact Total Impact Adjusted Gross Profit $ 398,262 $ — $ — $ — $ — $ — $ — $ 398,262 Gross margin 27.7% — % — % — % — % — % — % 27.7 % Restructuring and transformation initiative expenses 54,069 — — (54,069) — — (54,069) — (Loss) earnings before provision (benefit) for income taxes (364,805) — — 54,229 55,518 — 109,747 (255,058) Provision (benefit) for income taxes 1,354 — — — — — — 1,354 Effective tax rate (0.4)% (0.1)% (0.1)% (0.5)% Net (loss) income $ (366,159) $ — $ — $ 54,229 $ 55,518 $ — $ 109,747 $ (256,412) Net loss per share - Diluted $ (4.59) $ 1.38 $ (3.22) Weighted average shares outstanding- Basic 79,706 79,706 79,706 Weighted average shares outstanding- Diluted 79,706 (1) 79,706 79,706 Reconciliation of Net Income (loss) to EBITDA and Adjusted EBITDA Net (loss) income $ (366,159) $ — $ — $ 54,229 $ 55,518 $ — $ 109,747 $ (256,412) Depreciation and amortization 70,991 — — (2,057) — — (2,057) 68,934 Interest expense 18,603 — — — — — — 18,603 Provision (benefit) for income taxes 1,354 — — — — — — 1,354 EBITDA $ (275,211) $ — $ — $ 52,172 $ 55,518 $ — $ 107,690 $ (167,521) EBITDA as % of net sales (11.7)% APPENDIX Q2’22 Non-GAAP Reconciliation (1) If a company is in a net loss position, then for earnings per share purposes, diluted weighted average shares outstanding are equivalent to basic weighted average

BED BATH & BEYOND 17 APPENDIX Q2’21 Non-GAAP Reconciliation Three Months Ended August 28, 2021 Excluding Reported Loss on Sale of Businesses Loss on extinguishment of debt Restructuring and Transformation Expenses Impairment charges (Gain) loss on sale of property Total income tax impact Total Impact Adjusted Gross Profit $ 601,069 $ — $ — $ 73,679 $ — $ — $ — $ 73,679 $ 674,748 Gross margin 30.3% — % — % 3.7% — % — % — % 3.7% 34.0 % Restructuring and transformation initiative expenses 24,495 — — (24,495) — — — (24,495) — (Loss) earnings before (benefit) provision for income taxes (100,346) 132 111 98,174 7,584 (1,339) — 104,662 4,316 (Benefit) provision for income taxes (27,131) — — — — — 27,751 27,751 620 Effective tax rate 27.0% (12.6) % (12.6) % 14.4 % Net (loss) income $ (73,215) $ 132 $ 111 $ 98,174 $ 7,584 $ (1,339) $ (27,751) $ 76,911 $ 3,696 Net (loss) earnings per share – Diluted $ (0.72) $ 0.76 $ 0.04 Weighted average shares outstanding- Basic 101,951 101,951 101,951 Weighted average shares outstanding- Diluted 101,951 101,951 104,037 Reconciliation of Net (Loss) Income to EBITDA and Adjusted EBITDA Net (loss) income $ (73,215) $ 132 $ 111 $ 98,174 $ 7,584 $ (1,339) $ (27,751) $ 76,911 $ 3,696 Depreciation and amortization 70,112 — — (5,924) — — — (5,924) 64,188 Loss on extinguishment of debt 111 — (111) — — — — (111) — Interest expense 16,121 — — — — — — — 16,121 (Benefit) provision for income taxes (27,131) — — — — — 27,751 27,751 620 EBITDA $ (14,002) $ 132 $ — $ 92,250 $ 7,584 $ (1,339) $ — $ 98,627 $ 84,625 EBITDA as % of net sales 4.3% (1) If a company is in a net loss position, then for earnings per share purposes, diluted weighted average shares outstanding are equivalent to basic weighted average shares outstanding.

BED BATH & BEYOND 18 Mark Tritton, President & Chief Executive Officer Gustavo Arnal, Executive Vice President, Chief Financial Officer First Quarter Fiscal 2022 Earnings Presentation June 29, 2022 (PERIOD ENDING May 28, 2022) Second Quarter Fiscal 2022 Earnings Presentation September 29, 2022 (PERIOD ENDING AUGUST 27, 2022) DRAFT - RESTRICTED & CONFIDENTIAL Second Quarter Fiscal 2022 Earnings Presentation September 29, 2022 (PERIOD ENDING AUGUST 27, 2022)